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                                                                    Exhibit 10.5

                            SECTION 906 CERTIFICATION

                                  CERTIFICATION
           (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)



In connection with the annual report on Form 20-F for the fiscal year ended December 29, 2002 of Koninklijke Ahold N.V. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Hannu Ryopponen, Member of the Corporate Executive Board and Chief Financial Officer of the Company, certify, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Hannu Ryopponen
    -------------------------------
    Name: Hannu Ryopponen
    Title:  Chief Financial Officer and
            Member of the Corporate
            Executive Board

Date: October 16, 2003

A signed original of this written statement required by Section 906 has been provided to Koninklijke Ahold N.V. and will be retained by Koninklijke Ahold N.V. and furnished to the Securities and Exchange Commission or its staff upon request.